Important Notice Regarding Change in Investment Policy

                                      * * *

                                  TURNER FUNDS
                                  (the "Trust")

                       Large Cap Growth Opportunities Fund

                               -------------------

                        Supplement dated November 5, 2004
                    to the Prospectus dated January 31, 2004
                   (as amended and supplemented May 10, 2004)
                               (the "Prospectus")

         On January 31, 2005, the principal investment strategy and name of the Turner Large Cap Growth Opportunities Fund will change. On that date, the Fund will diversify its investments from its current focus on very large capitalization domestic stocks that the Fund's investment adviser believes have strong earnings growth potential to a focus on mid- to large capitalization domestic stocks believed to have the same potential. The name of the Fund will be changed to the Turner Strategic Growth Fund, and its benchmark for market capitalization purposes will be changed from the Russell Top 200(R) Growth Index to the Russell 1000(R) Growth Index. These changes will not affect the Fund's principal investment objective. The Russell 1000(R) Growth Index will also be added as a performance benchmark for the Fund.

         Effective January 31, 2005, the Fund's "Fund Summary" in the Prospectus will reflect that the Fund's "Investment Focus" is mid- to large capitalization U.S. common stocks, and that its "Principal Investment Strategy" is to attempt to identify mid- to large capitalization U.S. companies with strong earnings growth potential.

         On the same date, the first paragraph under the heading "Principal Strategy" on page 4 of the Prospectus will be replaced with the following:

         "The Turner Strategic Growth Fund invests primarily in common stocks and other equity securities of U.S. companies with mid- to large capitalizations that Turner believes have strong earnings potential. This is a non-fundamental policy that can be changed without shareholder approval. Mid- to large capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations included in the Russell 1000(R) Growth Index (the "Growth Index"). The Fund may also purchase securities of other mid- to large capitalization companies that Turner believes offer strong earnings growth potential. It is not expected that the Fund will own a substantial amount of securities that pay dividends."

         Additionally, on the same date, the fifth sentence under the heading "Principal Risks" on page 4 of the Prospectus will be replaced with the following:

         "The Fund is also subject to the risk that its principal market segment, mid- to large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole."